Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
Earnings per share
13. Earnings per share:
     We compute basic earnings per share by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per common and potential common share includes the weighted average of additional shares associated with the incremental effect of dilutive employee stock options and non-vested restricted stock, as determined using the treasury stock method prescribed by the FASB guidance on earnings per share. The following table reconciles basic and diluted weighted average shares used in the computation of earnings per share for the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008
		(In thousands)
Weighted average basic common shares outstanding	76,048	75,095	73,600
Effect of dilutive securities:
Employee stock options	759	—	—
Non-vested restricted stock	877	—	—

Weighted average diluted common and potential common shares outstanding	77,684	75,095	73,600

     For each of the years ended December 31, 2009 and 2008, we incurred a net loss and thus all potential common shares were deemed to be anti-dilutive. We excluded the impact of anti-dilutive potential common shares from the calculation of diluted weighted average shares for the years ended December 31, 2010, 2009 and 2008. If these potential common shares were included, the impact would have been a decrease in weighted average shares outstanding of 194,211 shares, 2,474,169 shares and 1,245,148 shares, respectively, for the years ended December 31, 2010, 2009 and 2008.